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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                              __________________


                                  FORM 8-A

                FOR THE REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                                   VDI MEDIA
             (Exact name of registrant as specified in its charter)


                 CALIFORNIA                               95-4272619
---------------------------------------     ------------------------------------
        (State of incorporation                         (IRS Employer
           or organization                          Identification Number)


6920 Sunset Boulevard, Hollywood, California                  90028
--------------------------------------------         ---------------------
  (Address of principal executive offices)                  (zip code)


Securities to be registered pursuant to Section 12(b) of the Act:


             Title of each class                 Name of each exchange on which
             to be so registered                 each class is to be registered
          ------------------------               ------------------------------

                  None                                          None


Securities to be registered pursuant to Section 12(g) of the Act.


                           Common Stock no par value
--------------------------------------------------------------------------------
                               (Title of Class)


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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     The description of the Common Stock, no par value, of VDI Media (the "Company") to be registered hereunder is set forth under the caption "Description of Capital Stock" in the Prospectus included within the Registration Statement of the Company on Form S-1 filed on May 17, 1996 with the Securities and Exchange Commission (Registration No. 333-4047), as amended on December 31, 1996 (the "Registration Statement"), which description is incorporated herein by reference.

ITEM 2. EXHIBITS

N0.     EXHIBITS
---     --------

1.1 Amendment No. 1 to the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on December 31, 1996 ("Amendment No. 1") (incorporated by reference).

4.1 Restated Articles of Incorporation of the Company filed on May 16, 1996 with the Secretary of State of the State of California (incorporated by reference to Exhibit 3.1 to Amendment No. 1).

4.2 Bylaws of the Company dated May 1, 1990, as amended on May 15, 1996 (incorporated by reference to Exhibit 3.2 to Amendment No. 1).

5.1     Specimen Certificate for Common Stock (incorporated by reference to
        Exhibit 4.1 to Amendment No. 1).


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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf of the undersigned, thereto duly authorized.


Date: December 31, 1996


                                            VDI MEDIA


                                             By:  /s/   R. LUKE STEFANKO
                                                  ---------------------------
                                                  R. Luke Stefanko
                                                  Chief Executive Officer



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                               EXHIBIT INDEX


EXHIBIT NUMBER     DESCRIPTION                                            PAGE
--------------     -----------                                            ----

   1.1 Amendment No. 1 to the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on December 31, 1996 ("Amendment No. 1") (incorporated by reference).

   4.1 Restated Articles of Incorporation of the Company filed on May 16, 1996 with the Secretary of State of the State of California (incorporated by reference to Exhibit 3.1 to Amendment No. 1).

   4.2 Bylaws of the Company dated May 1, 1990, as amended on May 15, 1996 (incorporated by reference to Exhibit 3.2 to Amendment No. 1).

   5.1 Specimen Certificate for Common Stock (incorporated by reference to Exhibit 4.1 to Amendment No. 1).




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